Exhibit 10.1(a)

FIRST AMENDMENT TO

CHANGE IN CONTROL AGREEMENT

THIS FIRST AMENDMENT (the “First Amendment”) is made and entered into on the 27th day of November, 2006, by and among SUMMIT BANK CORPORATION, a Georgia corporation (“Summit”), the SUMMIT NATIONAL BANK, a national banking association (“the Bank”) (Summit and the Bank being collectively hereinafter referred to as the “Corporation”) and Pin Pin Chau, an executive of the Corporation (“the Executive”).

Witnesseth

WHEREAS, the Corporation and the Executive previously entered into that certain Change in Control Agreement, dated August 25, 1995 (the “Agreement”) for the purpose of establishing a severance arrangement between the Corporation and the Executive in the event of a “Change in Control” (as defined in the Agreement).

WHEREAS, in anticipation of the acquisition of Summit Bank Corporation, the parent holding company of the Bank, by UCBH Holdings, Inc. (the “Acquisition”), the parties hereto desire to amend the Agreement in contemplation of the Acquisition and to revise the change in control provisions with the intent of complying with the rules pertaining to deferred compensation arrangements under Section 409A of the Internal Revenue Code of 1986 and the rules and regulations promulgate hereunder.

NOW, THEREFORE, in consideration of the premises hereinabove, the sum of $10.00 paid to the Executive and other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto do hereby amend the Agreement, as of the day preceding the effective date of the consummation of the Acquisition, as follows:

1. By deleting Section 1(e) in its entirety and by substituting therefor the following:

“(e) ‘Good Reason’ shall mean the Executive’s voluntary resignation from the Corporation or any Subsidiary, Successor or Assign within six (6) months following a Change in Control; provided, however, that such resignation constitutes a ‘separation from service’ within the meaning of Section 409A(a)(2)(A)(i) of the Internal Revenue Code of 1986.”

2. By deleting Section 1(f) in its entirety and by substituting therefor the following:

“(f) ‘Involuntary Termination’ shall mean any termination of the Executive’s employment with the Corporation or any Subsidiary, Successor or Assign following a Change in Control; provided, however, that such termination constitutes a ‘separation from service’ within the meaning of Section 409A(a)(2)(A)(i) of the Internal Revenue Code of 1986; and provided further, that a termination for Cause shall not constitute an Involuntary Termination for purposes of this Agreement.”

3. By deleting Section 2 in its entirety and by substituting therefor the following:

“2. Payment of Severance Amount.

(a) If the Executive experiences an Involuntary Termination or resigns for Good Reason, then the Corporation (or its Successors and Assigns) shall pay the Executive an amount equal to the Severance Amount, payable within fifteen (15) days after the Termination Date. Notwithstanding the foregoing, if the Executive is a Specified Employee of the Corporation (or its Successors and Assigns) at the time such payment is due, the payment will be suspended for a period of six (6) months following the Termination Date and the amount so suspended will be paid in a lump sum as soon as practicable following the six-month anniversary of the Termination Date. For purposes of this Section 2, a “Specified Employee” is a person described in Section 409A(a)(2)(B)(i) of the Internal Revenue Code of 1986.

(b) In cancellation of the Executive’s rights under the Long-Term Stock Option Incentive Plan, the Corporation shall pay the Executive the lump sum amount of $625,536.00 in cash. The cash payment shall be made by the Corporation immediately prior to the consummation of the transaction contemplated by the Agreement and Plan of Merger by and among UCBH Holdings, Inc., UCB Merger Sub, LLC and Summit.”

4. Except as specifically provided herein, the Agreement shall remain in full force and effect as prior to this First Amendment.

5. If the Acquisition is not consummated on or before June 30, 2007, this First Amendment shall become null and void as if it had never been executed and the Agreement, as in effect prior to the execution of this First Amendment, shall be fully effective.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment on the date first written above.

SUMMIT BANK CORPORATION

By:	/s/ Shafik Ladha
Name:	Shafik Ladha
Title:	Chairman

SUMMIT NATIONAL BANK

By:	/s/ Shafik Ladha
Name:	Shafik Ladha
Title:	Vice Chairman

/s/ Pin Pin Chau
Pin Pin Chau

Exhibit 10.1(b)

FIRST AMENDMENT TO

CHANGE IN CONTROL AGREEMENT

THIS FIRST AMENDMENT (the “First Amendment”) is made and entered into on the 27th day of November, 2006, by and among SUMMIT BANK CORPORATION, a Georgia corporation (“Summit”), the SUMMIT NATIONAL BANK, a national banking association (“the Bank”) (Summit and the Bank being collectively hereinafter referred to as the “Corporation”) and David Yu, an executive of the Corporation (“the Executive”).

Witnesseth

WHEREAS, the Corporation and the Executive previously entered into that certain Change in Control Agreement, dated August 25, 1995 (the “Agreement”) for the purpose of establishing a severance arrangement between the Corporation and the Executive in the event of a “Change in Control” (as defined in the Agreement).

WHEREAS, in anticipation of the acquisition of Summit Bank Corporation, the parent holding company of the Bank, by UCBH Holdings, Inc. (the “Acquisition”), the parties hereto desire to amend the Agreement in contemplation of the Acquisition and to revise the change in control provisions with the intent of complying with the rules pertaining to deferred compensation arrangements under Section 409A of the Internal Revenue Code of 1986 and the rules and regulations promulgate hereunder.

NOW, THEREFORE, in consideration of the premises hereinabove, the sum of $10.00 paid to the Executive and other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto do hereby amend the Agreement, as of the day preceding the effective date of the consummation of the Acquisition, as follows:

1. By deleting Section 1(e) in its entirety and by substituting therefor the following:

“(e) ‘Good Reason’ shall mean the Executive’s voluntary resignation from the Corporation or any Subsidiary, Successor or Assign within six (6) months following a Change in Control; provided, however, that such resignation constitutes a ‘separation from service’ within the meaning of Section 409A(a)(2)(A)(i) of the Internal Revenue Code of 1986.”

2. By deleting Section 1(f) in its entirety and by substituting therefor the following:

“(f) ‘Involuntary Termination’ shall mean any termination of the Executive’s employment with the Corporation or any Subsidiary, Successor or Assign following a Change in Control; provided, however, that such termination constitutes a ‘separation from service’ within the meaning of Section 409A(a)(2)(A)(i) of the Internal Revenue Code of 1986; and provided further, that a termination for Cause shall not constitute an Involuntary Termination for purposes of this Agreement.”

3. By deleting Section 2 in its entirety and by substituting therefor the following:

“2. Payment of Severance Amount.

(a) If the Executive experiences an Involuntary Termination or resigns for Good Reason, then the Corporation (or its Successors and Assigns) shall pay the Executive an amount equal to the Severance Amount, payable within fifteen (15) days after the Termination Date. Notwithstanding the foregoing, if the Executive is a Specified Employee of the Corporation (or its Successors and Assigns) at the time such payment is due, the payment will be suspended for a period of six (6) months following the Termination Date and the amount so suspended will be paid in a lump sum as soon as practicable following the six-month anniversary of the Termination Date. For purposes of this Section 2, a “Specified Employee” is a person described in Section 409A(a)(2)(B)(i) of the Internal Revenue Code of 1986.

(b) In cancellation of the Executive’s rights under the Long-Term Stock Option Incentive Plan, the Corporation shall pay the Executive the lump sum amount of $312,768.00 in cash. The cash payment shall be made by the Corporation immediately prior to the consummation of the transaction contemplated by the Agreement and Plan of Merger by and among UCBH Holdings, Inc., UCB Merger Sub, LLC and Summit.”

4. Except as specifically provided herein, the Agreement shall remain in full force and effect as prior to this First Amendment.

5. If the Acquisition is not consummated on or before June 30, 2007, this First Amendment shall become null and void as if it had never been executed and the Agreement, as in effect prior to the execution of this First Amendment, shall be fully effective.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment on the date first written above.

SUMMIT BANK CORPORATION

By:	/s/ Shafik Ladha
Name:	Shafik Ladha
Title:	Chairman

SUMMIT NATIONAL BANK

By:	/s/ Shafik Ladha
Name:	Shafik Ladha
Title:	Vice Chairman

/s/ David Yu
David Yu